UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Worldwide Plaza
309 West 49th Street
New York, NY 10019

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2013

Date of reporting period:	October 31, 2013

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

December 20, 2013

To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2013.

The Net Asset Value per share (“NAV”) of the Fund increased by 5.7% and the closing market price of the Fund (on the New York Stock Exchange) increased by 5.3% for the fiscal year after giving effect to the reinvestment of income dividends and long-term capital gains distributions. The closing market price of the Fund on October 31, 2013 was $9.09, representing a discount of 10.6% to the NAV of $10.17. The net assets of the Fund totaled $99,073,982 on October 31, 2013.

The Korea Composite Stock Price Index (“KOSPI”) increased from 1,912.06 to 2,030.09, or 6.2%, in local currency terms, for the fiscal year. Including the South Korean Won (“Won”) appreciation of 2.9% during the fiscal year, this represented a total increase of 9.1% in United States (“U.S.”) dollar terms. The Fund’s NAV underperformed the KOSPI, in U.S. dollar terms, by 3.4 percentage points during the fiscal year.

For the quarter ended October 31, 2013, the KOSPI increased from 1,941.03 to 2,030.09, or 6.1% in local currency terms, which, including the Won appreciation of 6.1% for the quarter, represented a total increase of 12.2% in U.S. dollar terms. The NAV of the Fund increased by 13.3% and outperformed the KOSPI, in U.S. dollar terms, by 1.1%. The Fund’s share price increased by 13.8% during the quarter.

South Korean Economy

The Bank of Korea reduced its growth forecast for South Korea’s gross domestic product (“GDP”) from 3.2% in December 2012 to 2.8% in October 2013. Real GDP recorded a growth rate of 3.3% year-over-year (“yoy”) in the third quarter of 2013. Real GDP increased by 1.1% quarter-over-quarter in the second and third quarters of 2013. GDP growth was mainly attributed to increased production in health and social work of 8.2%, agriculture, forestry and fishing of 7.3%, construction of 4.8%, and manufacturing of 4.0%. In October 2013, Korean export growth rose to 7.3% compared to November 2012, after posting declines in September 2012. During that period, demand from developed countries improved with exports increasing to the U.S. by 20.4% and to Europe by 35.1%. Meanwhile, exports to Southeast Asia declined 6.7% while exports to China were reduced to an increase of 0.1%. Exports of Information Technology (“IT”) and Automobiles increased 8.2% and 13.2%, respectively, while shipbuilding and petroleum products declined 11.8% and 19.7%, respectively.

Consumer Price Index (“CPI”) headline inflation decreased from 1.6% in November 2012 to 0.7% in October 2013. The decrease was mainly attributed to a decline in food and non-alcoholic beverages of 1.8% and transportation of 1.4% yoy. In May 2013, the Monetary Policy Committee of the Bank of Korea cut its policy rate from 2.75% to 2.50%. Consumer confidence increased from 99 in December 2012 to 106 in October 2013. The jobless rate has remained stable at 3.0%.

South Korean Stock Market

The Telecommunication sector outperformed driven by the stable average revenue per user and growth from the expansion of the LTE network. The Textile and Wear Apparels sector also outperformed due to increasing orders. Transportation Equipment stocks, such as Hyundai Motor Company and Kia Motors Corporation, performed well driven by solid shipment growth in the overseas market. SK Hynix Inc., in the Electronic Appliances and Components sector, experienced gains from the recovery of the memory industry. Banks also outperformed due to the expectation of domestic economic recovery.

On the other hand, Transportation Equipment stocks on the whole underperformed given concerns regarding the Fund believes that the slowdown of shipment growth due to currency appreciation and labor union-related issues. The Construction sector continued to underperform due to weak profitability and uncertain orders momentum. Chemicals and Iron and Steel stocks also underperformed given the continuing weak demand from China amid ongoing macroeconomic uncertainty. The Food and Beverage sector underperformed given concerns due to increasing commodity prices.

Portfolio Management Activity

The Fund added Shinhan Financial Group Co., Ltd. since the Fund believes that the company’s asset quality control will allow it to differentiate itself from its peers amid an uncertain macroeconomic environment. The Fund increased its position in SK Hynix Inc. as the Fund believes the company will benefit from the recovery of the memory industry. The Fund also increased its position in NCsoft Corporation because it expects new game launches in China to lead to stable earnings growth going forward. While the Fund reduced its position in Samsung Electronics Co., Ltd. ordinary shares due to concerns that a slowdown in smart phone shipment growth will negatively affect the company’s earnings, the Fund added positions in its preferred shares due to the relatively attractive dividend yield and the expectation that the discount gap between the two share classes will narrow. The Fund added Coway Co., Ltd. because it expects margin improvement to continue due to the increase in average selling price and tight cost control. The Fund increased its position in Samsung Life Insurance Co., Ltd. as the Fund believes the company will benefit from rising rates. The Fund added Daewoo Shipbuilding & Marine Engineering Co., Ltd. given the company’s strong off-shore order momentum and rising commercial vessel prices. The Fund also added Hyundai Motor Company with the expectation that the company will benefit from the launch of a new model and maintain a stable earnings momentum.

The Fund reduced its position in Samsung Engineering Co., Ltd. as the company’s earnings failed to meet expectations due to a reduction of orders. The Fund sold its position in Paradise Co., Ltd. in order to take profits considering the stock’s outperformance during the year. The Fund reduced its position in Hyundai Mobis as the company’s after sales revenue has declined mainly due to the sluggish economies in Korea and Europe. The Fund sold out of its position in CJ CheilJedang Corporation as the Fund believes weak lysine prices in China could lead to deteriorating earnings. The Fund also sold its holdings in Orion Corp due to the slowdown of revenue growth in China. The Fund sold its position in Hankook Tire World-

wide Co., Ltd. since the company’s share price already reflected a replacement tire demand recovery and improvements to profitability. The Fund also sold out of its position in KT&G Corporation since the earnings recovery in the ginseng business failed to meet expectations.

The Fund participated in a placement offering for Youngone Corporation. The Fund expects the company to achieve stable earnings growth going forward given its diversified customer base and reliable quality cost control at its overseas factories. The Fund also participated in two initial public offerings. Both companies, Hyundai Rotem and Amicogen, Inc., increased in value after listing and accordingly, the Fund disposed of its positions in order realize the associated gains.

Investment Strategy

Many investors seemed to be concerned about the political impasse in the U.S. caused by President Obama’s Affordable Care Act and the rising debt ceiling, which resulted in the partial shutdown of the U.S. government earlier this year. Although this clearly adds to the list of uncertainties, the Fund sees this as a political, binary, event-driven issue rather than an economic issue. The Fund does not expect that the shutdown caused significant damage to the economic growth trend. Moreover, amid such political uncertainty, it is very unlikely that the Federal Reserve will consider any policy tapering in the near future. In fact, the monetary authorities are more likely to try to offset the negative impact from the budget fallout. Hence, market liquidity will remain ample and the Fund might even expect some reversal of liquidity flows back towards the Emerging Markets.

The Fund is more optimistic about the Korean equity market compared to a few months ago as the country’s macroeconomic indicators have improved. GDP growth expanded by 1.1% in the third quarter from the preceding three months. Exports, which account for around half of GDP, have improved from the previous year. The government revised the official economic growth forecast from 2.3% to 2.7% and the Bank of Korea expects the economy to expand by 2.8% in 2013. Downward earnings revisions are almost at an end, limiting further downside for the equity market. The Fund still expects the fiscal stimulus plan, improving demand-supply conditions, and cheap stock valuation to support the overall South Korean stock market

The Fund will continue to maintain an overweight position in the Electronic Appliances and Component sector throughout the fourth quarter of 2013. The Fund maintains an underweight position in Samsung Electronics Co., Ltd. due to its belief that the upside momentum in the smart phone business is limited. The Fund maintains an overweight position in SK Hynix Inc. as it expects strong prices in the memory industry to improve earnings growth. The Fund also maintains an overweight position in NCsoft Corporation as the Fund expects earnings momentum triggered by new game launches in China. Meanwhile, the Fund is cautious about display and electronic component manufacturers due to concerns about their profitability outlook.

The Fund will continue to maintain an overweight position in the Financing Business and Insurance sectors since these sectors should benefit from a turnaround in the domestic economy caused by the new government stimulus package. The Fund favors automobile original equipment manufacturers, such as Hyundai Motor Company and Kia Motors Corporation, given the stable shipment growth and earnings momentum supported by a new model cycle and improving productivity.

The Fund maintains a positive view of automobile parts manufacturers given stable revenue growth, but will continue to monitor the positions in such companies considering the unexpectedly slow margin improvement. The Fund maintains a positive view on the Shipbuilding sector due to stable orders momentum and potential margin turnaround.

Meanwhile, the Fund maintains a bearish view of the Chemical Product and Basic Metallic sectors as weak demand could negatively affect earnings. The Fund aims to reduce its position in basic metal stocks, such as Korea Zinc Co., Ltd. The Fund maintains an underweight position in the Information & Communication sector as the current share price currently reflects improved earnings driven by the average revenue per user growth from the expansion of the LTE network.

The Fund appreciates your continuing support.

Sincerely,

Yutaka Itabashi
President

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the South Korean Won/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. You cannot invest directly into an index.

RECENT DIRECTOR CHANGES
The Board of Directors want to express their appreciation and gratitude to Dr. Chor Weng Tan for his exemplary service and leadership during his long tenure as an Independent Director of the Fund. He resigned as of June 30, 2013.

The Board of Directors and officers want to take this opportunity to express their appreciation to Mr. Masashi Terachi, who has been assigned to new duties at Nomura Funds Research and Technologies Co., Ltd. in Tokyo. Mr. Terachi had served as President of Nomura Asset Management U.S.A., Inc., the Fund’s manager, and President and Director of the Fund since 2012. He resigned as of September 19, 2013.

In view of Mr. Terachi’s resignation, the Board of Directors of the Fund has elected Mr. Yutaka Itabashi to serve as an interested member of its Board of Directors. Mr. Itabashi most recently served as Managing Director of Nomura Asset Management Co., Ltd, the Fund’s Investment Adviser.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION
In September 2013, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights it history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com.

KOREA EQUITY FUND, INC.
FUND HIGHLIGHTS—OCTOBER 31, 2013 (Unaudited)

KEY STATISTICS
Net Assets	$99,073,982
Net Asset Value per Share	$10.17
Closing NYSE Market Price	$9.09
Percentage Increase in Net Asset Value per Share*†	5.7%
Percentage Increase in NYSE Market Price*†	5.3%

MARKET INDEX	SOUTH
Percentage Increase in Market Index*	KOREAN WON	U.S.$
Korea Composite Stock Price Index*	6.2%	9.1%
*From November 1, 2012 through October 31, 2013
†Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term capital gains distributions

ASSET ALLOCATION
South Korean Equity Securities	98.7%
Foreign Currency	1.0%
Other Assets Less Liabilities, Net	0.3%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Electronic Appliances and Components	21.7	Other Products	4.4
Transportation Equipment	18.3	Transportation	4.3
Insurance	9.4	Textiles and Apparel	2.8
Financing Business	8.7	Chemicals	2.2
Services	7.9	Machinery	1.2
Information and Communication	6.4	Pharmaceuticals	0.6
Wholesale	5.3	Retail	0.5
Iron and Steel	4.9

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Issuer	Market Value	% of Net Assets
Samsung Electronics Co., Ltd.	$13,594,263	13.7
Hyundai Mobis	9,311,118	9.4
SK Hynix Inc.	7,962,814	8.0
Hyundai Motor Company	6,551,545	6.6
NCsoft Corporation	5,445,959	5.5
Shinhan Financial Group Co., Ltd.	5,254,817	5.3
Dongbu Insurance Co., Ltd.	4,295,305	4.3
Hyundai Greenfood Co., Ltd.	3,358,725	3.4
Korea Zinc Co., Ltd.	3,318,257	3.3
Coway Co. Ltd.	3,126,843	3.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and Board of Directors of
Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Korea Equity Fund, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 20, 2013

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*

OCTOBER 31, 2013

KOREAN EQUITY SECURITIES	Shares	Cost	Market Value	% of Net Assets

Chemicals
Dongsung Finetec Corporation †	151,605	$675,692	$1,599,931	1.6
Superconducting materials
LG Chem Ltd	4,400	473,400	557,629	0.6
Petrochemicals, plastic resins, and engineering plastics
Total Chemicals		1,149,092	2,157,560	2.2

Electronic Appliances and Components
Samsung Electronics Co., Ltd	9,848	6,864,208	13,594,263	13.7
Consumer electronics, computers, and telecommunications
SK Hynix Inc †	264,500	6,209,113	7,962,814	8.0
Semiconductors
Total Electronic Appliances and Components		13,073,321	21,557,077	21.7

Financing Business
KB Financial Group Inc	31,170	1,026,089	1,233,548	1.2
Commercial banking services
Samsung Card Co., Ltd.	60,050	2,097,080	2,223,697	2.2
Credit card services
Shinhan Financial Group Co., Ltd.	120,320	4,545,779	5,254,817	5.3
Consumer and commercial-related financial services
Total Financing Business		7,668,948	8,712,062	8.7

Information and Communication
NCsoft Corporation	28,125	4,905,632	5,445,959	5.5
Online gaming
WeMade Entertainment Co., Ltd. †	9,500	538,001	423,404	0.4
Online game developer and publisher
WINS Technet Co., Ltd.	30,707	488,988	532,384	0.5
Provides security network services
Total Information and Communication		5,932,621	6,401,747	6.4

Insurance
Dongbu Insurance Co., Ltd.	96,070	3,691,461	4,295,305	4.3
Non-life insurance
Samsung Fire & Marine Insurance Co., Ltd.	11,249	2,051,378	2,628,667	2.7
Non-life insurance
Samsung Life Insurance Co., Ltd.	23,734	2,220,338	2,336,992	2.4
Life insurance
Total Insurance		7,963,177	9,260,964	9.4

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2013

	Shares	Cost	Market Value	% of Net Assets
Iron and Steel
Korea Zinc Co., Ltd.	11,360	$3,006,203	$3,318,257	3.3
Non-ferrous metals
POSCO	2,980	902,907	888,710	0.9
Hot and cold rolled steel products
Sung Kwang Bend Co., Ltd.	27,024	600,402	739,717	0.7
Piping materials
Total Iron and Steel		4,509,512	4,946,684	4.9

Machinery
Doosan Infracore Co., Ltd. †	82,720	995,268	1,184,743	1.2
General industrial machinery
Total Machinery		995,268	1,184,743	1.2

Other Products
Baiksan Co., Ltd.	28,420	140,781	157,996	0.2
Development, manufacturing, and sale of artificial leather
Genic Co., Ltd. †	1,086	47,966	25,582	0.0
Health and beauty products
Interojo Co Ltd.	89,143	1,283,579	1,427,928	1.4
Manufactures and sale of contact lens
Lock&Lock Co. Ltd.	107,150	2,370,034	2,791,627	2.8
Plastic food storage
Total Other Products		3,842,360	4,403,133	4.4

Pharmaceuticals
Green Cross Corporation	4,649	481,031	573,853	0.6
Manufactures household medical drugs
Total Pharmaceuticals		481,031	573,853	0.6

Retail
GS Retail Company Ltd.	17,800	484,298	491,425	0.5
Owns and operates various stores and online retail businesses
Total Retail		484,298	491,425	0.5

Services
CJ O Shopping Co., Ltd.	3,448	998,017	1,150,113	1.2
Online retail marketing company
CJ CGV Co., Ltd.†	5,984	145,112	281,642	0.3
Movie theaters

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2013

	Shares	Cost	Market Value	% of Net Assets

Coway Co. Ltd.	54,760	$2,353,833	$3,126,843	3.2
Manufactures environment-related products
GOLFZON Co., Ltd.	50,900	944,141	987,996	1.0
Development of golf game software
Kangwon Land Corp.	23,830	617,053	654,535	0.7
Casinos and leisure business
Samsung Engineering Co., Ltd.	17,435	1,368,867	1,227,192	1.2
Engineering and construction
Wonik Materials Company Ltd. †	33,696	280,166	299,088	0.3
Supplies specialty gas
Total Services		6,707,189	7,727,409	7.9

Textiles and Apparel
Hansae Co., Ltd.	23,500	378,214	375,325	0.4
Original equipment manufacturing of garments
Huvis Corporation	45,680	506,955	441,184	0.4
Textile products and services
Youngone Corporation	59,094	1,974,361	1,998,977	2.0
Outdoor sportswear and shoes
Total Textiles and Apparel		2,859,530	2,815,486	2.8

Transportation
AJ Rent a Car Co Ltd †	97,090	1,097,804	960,581	1.0
Auto rental company
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	62,100	1,985,423	1,957,302	2.0
Shipbuilding
Samsung Heavy Industries Co Ltd	34,400	1,282,332	1,262,513	1.3
Manufactures various transportation carriers
Total Transportation		4,365,559	4,180,396	4.3

Transportation Equipment
Hyundai Mobis	32,994	5,710,667	9,311,118	9.4
Automotive service components
Hyundai Motor Company	8,055	1,745,262	1,920,243	1.9
Passenger cars, trucks, autoparts, and commercial vehicles
Hyundai Motor Company - Preferred	27,247	2,149,006	2,965,314	3.0
Passenger cars, trucks, autoparts, and commercial vehicles
Hyundai Motor Company - 2nd Preferred	14,734	1,204,654	1,665,988	1.7
Passenger cars, trucks, autoparts, and commercial vehicles

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2013

		Cost	Market Value	% of Net Assets
Kia Motors Corporation	28,700	$1,554,548	$1,668,542	1.7
Passenger cars, mini-buses, trucks, and commercial vehicles
Kolao Holding	19,981	280,589	584,587	0.6
Retails cars and provides repairs and maintenance
Total Transportation Equipment		12,644,726	18,115,792	18.3

Wholesale
Hyundai Greenfood Co., Ltd.	210,920	3,268,985	3,358,725	3.4
Wholesale and distribution of food
iMarketKorea Inc.	47,320	1,097,485	1,125,839	1.1
Maintenance, repair, and operations procurement services
Samchuly Bicycle Co., Ltd.	45,692	746,499	757,745	0.8
Manufactures and sells bicycles
Total Wholesale.		5,112,969	5,242,309	5.3
TOTAL SOUTH KOREAN EQUITY SECURITIES		$77,789,601	$97,770,640	98.7

INVESTMENT IN FOREIGN CURRENCY

South Korea Won.		$1,020,203	$1,020,078	1.0
Non-interest bearing account
TOTAL INVESTMENT IN FOREIGN CURRENCY		1,020,203	1,020,078	1.0
TOTAL INVESTMENTS		$78,809,804	$98,790,718	99.7
OTHER ASSETS LESS LIABILITIES, NET			283,264	0.3
NET ASSETS			$99,073,982	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2013.

South Korean Won	KRW	1,061.28= USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2013

ASSETS:
Investments in securities, at market value (cost—$77,789,601)	$97,770,640
Investment in foreign currency, at market value (cost - $1,020,203)	1,020,078
Receivable for investments sold	391,537
Prepaid expenses	4,874
Cash and cash equivalents	90,936
Total Assets	99,278,065

LIABILITIES:
Accrued management fee	70,379
Accrued directors’ fee and expenses	14,884
Other accrued expenses	118,820
Total Liabilities	204,083

NET ASSETS:
Capital stock (par value of 9,740,623 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	974,062
Paid-in capital	68,490,217
Accumulated net realized gain on investments and foreign currency transactions	9,960,686
Net unrealized appreciation on investments and foreign currency transactions	19,980,914
Accumulated net investment loss	(331,897)
Net Assets	$99,073,982
Net asset value per share	$10.17

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

INCOME:
Dividend income (less $185,305 of withholding taxes)	$717,991
Interest income	123
Total Income		$718,114

EXPENSES:
Management fee	800,864
Legal fees	318,557
Custodian fees	109,802
Directors’ fees and expenses	105,034
Auditing and tax reporting fees	59,081
Shareholder reports	27,315
Registration fees	25,549
Annual meeting expenses	23,082
Miscellaneous fees	13,217
Transfer agency fees	10,935
Total Expenses		1,493,436
INVESTMENT LOSS—NET		(775,322)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		12,906,185
Net realized gain on foreign currency transaction		199,689
Net realized gain on investments and foreign currency transactions		13,105,874
Net change in unrealized depreciation on investments		(7,945,386)
Net change in unrealized appreciation on foreign currency transactions and translation		1,330,916
Net realized and unrealized gain on investments and foreign currency transactions and translation		6,491,404
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$5,716,082

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2013	2012
FROM INVESTMENT ACTIVITIES:
Net investment loss	$(775,322)	$(942,416)
Net realized gain on investments	12,906,185	7,725,945
Net realized gain on foreign currency transactions	199,689	169,363
Change in net unrealized depreciation on investments and foreign currency transactions and translation	(6,614,470)	(4,400,206)
Increase in net assets derived from investment activities	5,716,082	2,552,686

FROM DISTRIBUTION TO SHAREHOLDERS:
Capital gain distribution.	(10,256,876)	(27,124,980)
Decrease in net assets derived from distributions to shareholders.	(10,256,876)	(27,124,980)

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares reinvested as part of capital gain distribution	0	18,172,147
Net asset value of shares distributed as part of tender offer	0	(11,180,076)
Increase in net assets derived from capital share transactions.	0	6,992,071

NET ASSETS:
Beginning of year	103,614,776	121,194,999
End of year (including accumulated net investment loss of $331,897 and $427,130, respectively).
	$99,073,982	$103,614,776

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a)      Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.

(b)      Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2013. Net realized gains or losses on investments includes gains or losses arising from the sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c)      Security Transactions, Investment Income, and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first-in first-out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended October 31, 2013, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d)      Capital Account Reclassification—For the year ended October 31, 2013, the Fund’s accumulated net investment loss was decreased by $870,555, paid-in capital was decreased by $670,866, and the accumulated net realized gain on investments and foreign currency transactions was decreased by $199,689. The adjustments were a result of the reclassification of foreign exchange losses and net operating loss. These adjustments had no impact on net assets.

(e)      Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. As of and during the year ended October 31, 2013 as well as for the prior three tax years, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f)      Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

(g)      Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h)      Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i)        Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statements of assets and liabilities.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. Under the management agreement, the Fund incurred fees to the Manager of $800,864 for the year ended October 31, 2013. Under the Investment Advisory Agreement, the Manager informed the Fund that NAM earned sub-advisory fees of $209,873 from the Manager, not the Fund, for the year ended October 31, 2013. In addition, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $46,639 and $209,873, respectively. At October 31, 2013, the management fee payable to the Manager by the Fund was $70,379.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended October 31, 2013. The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated Directors aggregated to $105,034 for the year ended October 31, 2013.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2013 were $59,894,957 and $69,640,059, respectively.

4. Federal Income Taxes

As of October 31, 2013, net unrealized appreciation on investments for Federal income tax purposes was $17,996,337, consisting of $18,543,013 related to appreciated securities and $546,676 related to depreciated securities. The aggregate cost of investments, at October 31, 2013, for federal income tax purposes was $79,774,303.

At October 31, 2013 the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation on investments
and foreign currency transactions	$17,996,212
Undistributed long term capital gains	11,945,388
Qualified late year loss deferral	(331,895)
Total accumulated earnings	$29,609,705

The Fund paid a long term capital gains distribution of $1.053 per share ($10,256,876) to shareholders of record as of December 24, 2012 on January 4, 2013. The ex-dividend date was December 20, 2012.

The Fund paid a dividend distribution of $3.065 per share to shareholders of record as of November 30, 2011 on January 18, 2012. The ex-dividend date was November 28, 2011. The distribution was comprised of short-term capital gains of $0.46 per share ($4,070,960) and long-term capital gains of $2.605 per share ($23,054,020). The dividend was paid in newly-issued shares of the Fund’s common stock. Shareholders had the option to request that their dividend be paid in cash in lieu of common stock; however, the aggregate amount of cash distributions to all shareholders was limited to $8,951,244, which represented 33% of the aggregate dollar amount of the total distribution. The 1,973,003 distributed shares of common stock were valued at $9.21 per share, which was the trade-weighted average trading price of the Fund’s common stock on the New York Stock Exchange during the three-business day period ended January 9, 2012.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	October-13	October-12
Ordinary Income	$0	$3,661,136
Capital Gains	$10,256,876	$23,463,844

5. Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2013.

Level	Investments in Securities
Level 1
Equity Securities*	$97,770,640
Foreign Currency	1,020,078
Level 2	-0-
Level 3	-0-
Total	$98,790,718

*Please refer to the Schedule of Investments for break-down of the valuation by industry type.

During the year ended October 31, 2013, there were no transfers between Level 1, Level 2, or Level 3 securities.

During the year ended October 31, 2013, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6. Share Repurchases and Discount Management Plan

The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010. The Plan consisted of an open-market share repurchase program and a tender offer component. The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010. Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its capital stock for an aggregate purchase price of $1,483,505. The impact of the Plan resulted in less than a $0.01 change to the net asset value per share.

The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of capital stock. The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of capital stock. On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding capital stock at a price equal to 98 percent of the net asset value per share on the expiration date of the

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

offer (or if the tender offer is extended, on the date to which the tender offer is extended). The tender offer expired on December 17, 2010, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010. As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $0.06 increase to the net asset value per share.

The Fund’s intention to conduct a second tender offer was announced on June 7, 2011. This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund's stock traded at a specific discount during the third quarter of 2011. The stock did trade at the specific discount. The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012. The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012. As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.

7. Recent Accounting Pronouncements

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. In January 2013, FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about off-setting Assets and Liabilities” (“ASU 2013-01”) that provides clarification about which instruments and transactions are subject to ASU 2011-11. At this time, management is evaluating the implications of ASU 2011-11 and ASU 2013-01.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

	For the Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.64	$13.69	$12.30	$9.76	$6.51
Net investment loss*	(0.08)	(0.10)	(0.16)	(0.07)	(0.02)

Net realized and unrealized gain on investments and foreign currency	0.66	0.10	1.49	2.61	3.28
Total from investment operations	0.58	0.00	1.33	2.54	3.26
Distributions:
Distributions from investment income, net	—	—	—	—	(0.01)
Distributions from capital gains	(1.05)	(3.07)	—	—	—
Total from distributions	(1.05)	(3.07)	—	—	(0.01)

Fund Share Transactions
Effect of Tender Offer**	—	0.02	0.06	—	—
Total Fund share transactions	—	0.02	0.06	—	—

Net asset value, end of year	$10.17	$10.64	$13.69	$12.30	$9.76

Market value, end of year	$9.09	$9.65	$12.41	$11.25	$8.40
Total investment return†	5.3%	(1.8%)	10.3%	33.9%	51.9%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$99,074	$103,615	$121,195	$136,026	$109,460
Operating expenses	1.57%	1.81%	1.90%	1.81%	1.64%
Net investment income (loss)	(0.81%)	(0.90%)	(1.13%)	(0.68%)	(0.33%)
Portfolio turnover	64%	77%	75%	52%	57%

† Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
* Based on average shares outstanding.
*increase is due to Tender Offer (See Note 6)

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended October 31, 2013 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $185,305 as foreign tax credit with the associated gross income of $903,296.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2014.

See notes to financial statements.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2013 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Worldwide Plaza, 309 West 49th Street, New York, New York on August 15, 2013. The purpose of the meeting was (1) to elect two Class I Directors, each to serve for a term to expire in 2016 and (2) to transact such other business as may properly come before the meeting or any adjournment thereof.

At the meeting, E. Han Kim was re-elected, and Marcia L. MacHarg was elected, to serve as directors of the Fund for a term expiring in 2016 and until their successors are elected and qualify. The results of the voting at the Annual Meeting were as follows:

1. To elect two Class I Directors:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares
E. Han Kim	7,916,064	81.27%	389,678	4.0%
Marcia L. MacHarg	5,143,203	52.80%	3,162,539	32.5%

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen	Other Public Directorships Held by Director
Rodney A. Buck (65)	Class III Director and Chairman of the Board	Director since 2006; Chairman of the Board since 2010	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	Two registered investment companies consisting of two portfolios	None
E. Han Kim (67)	Class I Director	Director since 2010	Business Administration Professor at Ross Business School, University of Michigan since 1990; Advisor to CEO of Taubman Company since 2009; Advisor to CEO of POSCO from 2008 to 2009.	Two registered investment companies consisting of two portfolios	KT Corporation (formally Korea Telecom)
David B. Chemidlin (56)	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	Two registered investment companies consisting of two portfolios	None
Marcia L. MacHarg (64)	Class I Director	Director since 2013
Partner, Debevoise & Plimpton LLP, 1987-2012; Of Counsel, Debevoise & Plimpton LLP (2013); Member, President’s Council of Smith College and of the Executive Committee of the Friends of Smith College Libraries.
				Two registered investment companies consisting of two portfolios	None

* In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INTERESTED DIRECTOR

Biographical and other information relating to the Director who is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund is set out below:

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen by the Director**	Other Public Directorships Held by Director
Yutaka Itabashi (48)*	Class II Director and President	Director and President since 2013
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC since 2013; Managing Director of Nomura Asset Management Co., Ltd. (“NAM”) since 2004; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2007 to 2012.
				Two registered investment companies consisting of two portfolios	None

*	Mr. Itabashi is an “interested person,” of the Fund based on his positions with NAM-USA. Mr. Itabashi is also a director of Japan Smaller Capitalization Fund, Inc., for which NAM USA acts as manager and for which NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Rodney A. Buck, David B. Chemidlin, E. Han Kim and Marcia L. MacHarg are members of these Committees. The Fund has no standing Compensation Committee.

During the fiscal year ended October 31, 2013, the Board of Directors held seven meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years
Yutaka Itabashi (48)	President and Class II Director	President since November 2013
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC (“NGA”) since November 2013; Managing Director of Nomura Asset Management Co., Ltd. from 2004 to 2007; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2007 to 2012.

Hiromichi Aoki (54)	Vice President	Vice President since 2011	Managing Director of NAM-USA since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London since 2006.
Maria R. Premole (51)	Vice President	Vice President since October 2013	Vice President of NAM-USA since September 2013; Associate of NAM-USA from 2008 to 2013.
Neil Daniele (53)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secretary of NAM-USA and NGA since November 2013.

Amy J. Marose (36)	Treasurer	Treasurer since October 2013; Assistant Treasurer since November 2011	Controller and Treasurer of NAM-USA and Treasurer of NGA since October 2013; Vice President of NAM-USA since 2009; Senior Manager at Deloitte & Touche LLP from 2007.
Jamie Alusick (27)	Assistant Treasurer	Assistant Treasurer since October 2013	Associate of NAM-USA since January 2013; Senior Associate at Rothstein Kass from 2010 to 2012; Associate at Rothstein Kass from 2008 to 2010.

*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
**	Elected by and serves at the pleasure of the Board of Directors.

KOREA EQUITY FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. During July and August, 2010, in accordance with a Discount Management Plan announced by the Board of Directors of the Fund on June 3, 2010, the Fund conducted open market share repurchases on the New York Stock Exchange and repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505.

On December 17, 2010, the Fund completed a tender offer for up to approximately 20 percent of its outstanding shares of common stock. The tender offer was made pursuant to an enhanced Discount Management Plan adopted by the Board of Directors of the Fund in August 2010. The enhanced Discount Management Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer between 5 and 15 percent of its outstanding shares.

On March 5, 2012, the Fund completed a tender offer for up to 10 percent of its outstanding shares. The Fund purchased 1,082,292 shares of common stock, the maximum number of shares covered by the offer, at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012. The total purchase price paid to shareholders was $11,180,076.

The Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV. To date, the Board of Directors has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a “country fund,” the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometimes extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078 Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN-(Continued)

on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2013, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time.

There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078.

See notes to financial statements.

KOREA EQUITY FUND, INC.

Board Review of the Management,
Investment Advisory and Investment Sub-Advisory Agreements

The Board of Directors of the Fund (the “Board”) presently consists of five directors, four of whom are independent, or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund's management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), and investment sub-advisory agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the “Investment Sub-Advisers”).

The Board, including its Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 15, 2013. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 1, 2013, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager, the advisory fee paid by the Manager to the Investment Adviser and the sub-advisory fees paid by the Investment Adviser to the Investment Sub-Advisers, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The lndependent Directors sought and received additional information from the Investment Adviser and from the Manager, including information discussed below relating to the Fund’s investment process, the expense allocation methodology used to calculate the profitability of the Agreements to the Manager and its affiliates and the Manager’s compliance function. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 15, 2013, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager, the Investment Adviser and the Investment Sub-Advisers. These services included both investment advisory services and related services such as the compliance oversight, accounting, and administrative services provided by the Manager. Based on its review of all of the services provided by the Manager, the Investment Adviser and the Investment Sub-Advisers, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

lnvestment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Korean securities. At the request of the Independent Directors, the Man-

KOREA EQUITY FUND, INC.

Board Review of the Management,
Investment Advisory and Investment Sub-Advisory Agreements-(Continued)

ager also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity securities of Asian and other non-U.S. issuers. In connection with their review of investment performance, the Independent Directors observed that the Fund’s performance had been more volatile during certain periods than the performance of relevant indices and certain peer funds. At the Independent Directors’ request, the Manager and the Investment Adviser provided supplemental information regarding the Fund’s performance, including an analysis of the stock selection process.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund. The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies. The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager, the Investment Adviser and Investment Sub-Advisers to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager, the Investment Adviser and the Investment Sub-Adviser indicating the profitability of the Agreements to these respective advisors. This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager about the expense allocation methodology utilized by the Investment Advisor.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers support the continuance of the Agreements.

Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger. The Board also noted the reduction in the contractual rate of the management fee that became effective several years ago and observed that the fee is competitive with fees of peer funds at this time.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2014.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Hiromichi Aoki, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Jamie Alusick, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address:
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center 8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, Rhode Island 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC. WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
KOREA Equity Fund, Inc. ANNUAL REPORT October 31, 2013

ITEM 2.  CODE OF ETHICS

(a)
        As of October 31, 2013, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
        There were no amendments during the fiscal year ended October 31, 2013 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)
A copy of the Registrant’s code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, is attached as an exhibit. A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant's Chief Compliance Officer at (212) 661-1873 or via post request addressed to:  Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, Attn:  Chief Compliance Officer, New York, NY 10019.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for the Registrant were $41,500 for the fiscal years ended 10/31/13 and 10/31/12, respectively.

(b) Audit-Related fees for the Registrant were $0 and $20,000 for the fiscal years ended 10/31/13 and 10/31/12.  There were $10,000 in fees related to the issuer tender offer completed in March 2012 and there were $10,000 in fees for review procedures performed in connection with the Registrant’s semiannual report for the fiscal year ended 10/31/12.

In addition, there were no Audit-Related fees billed in the fiscal years ended 10/31/13 and 10/31/12 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/13 and 10/31/12, respectively.

(c) Tax Fees for the Registrant were $8,500 for the fiscal years ended 10/31/13 and 10/31/12, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely registered investment company qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP (“E&Y”) to the Registrant.

There were no fees billed for tax services by E&Y to service affiliates for the fiscal years ended 10/31/13 and 10/31/12, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $0 and $10,600 for the fiscal years ended 10/31/13 and 10/31/12, respectively. There were $10,600 in fees for procedures performed in connection with the review of the Registrant’s filings with the Osaka Securities Exchange.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) Not applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and Nomura Asset Management U.S.A., Inc. (“NAM-USA”) and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $10.8 million and $5.9 million for the fiscal years ended 3/31/13 and 3/31/12, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  Currently, Rodney A. Buck, E. Han Kim, David B. Chemidlin and Marcia L. MacHarg are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 10/31/13 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy NOMURA ASSET MANAGEMENT April 1, 2013

1.  General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies.” in order to enhance our mutual understanding and to seek changes in their company practice.

2.  Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not in the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)	The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified.

(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.

(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.

(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.

(7)	The composition and/or size of the company’s board of directors or the composition of its statutory auditors is deemed to be inadequare, and not in the shareholders’ best interests.

(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

3.  Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1)  Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case-by-case basis. We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the directors' qualifications, such as their independence.  Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2)  Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)  Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)  Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)  Capital Policy

(1)  Distribution policy

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

(2)  Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

(3)  Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)  Corporate Actions

(1)  Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on the company’s shareholders.

(2)  Anti-takeover measures

Nomura Asset Management will not vote, in principle, for proposals that make it more difficult  for  a  company  to  be  acquired  by  another  company.  We  believe  that anti-takeover measures can depress a company’s market value.

4.  Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third-party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third-party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

5.  Other Considerations

(1)  Non-voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

(1) Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of recalling the security.

(2)  Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

(3)  Re-registration: In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re-registration is necessary.

(4)  Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of October 31, 2013, Mr. Shigeto Kasahara acts as the Registrant's lead portfolio manager.  Mr. Kasahara has served as a portfolio manager of the Registrant since April 2005. He previously served as a portfolio manager specializing in Pacific Basin ex-Japan Equities at Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) from 2002 to 2004. He has been a portfolio manager at Nomura Asset Management Singapore Limited (“NAM-Singapore”) since 2004. The portfolio manager is primarily responsible for the day-to-day portfolio management of the Registrant.  He oversees investment decisions and activities and reviews research analysis.

      (2) As of October 31, 2013, Mr. Kasahara was primarily responsible for the day-to-day portfolio management for the Registrant, for 3 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of USD $73.7 million as of October 31, 2013) and for 1 other account (with total assets of US $236.6 million as of October 31, 2013). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) As of October 31, 2013, the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager's compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager's accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80 percent of the performance appraisal measurement. As indicated above, Mr. Kasahara is responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Registrant, NAM-Singapore utilizes the performance of the Korea Composite Stock Price Index (KOSPI) as the benchmark.   The qualitative score is determined by analyzing the quality of the portfolio manager's contribution to the Registrant's investment adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation. For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura corporate wide mandatory deferral program.

      (4) As of October 31, 2013, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)  Not applicable.

(b)  Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant’s shareholders, taking into account the same criteria applied to candidates identified by the Nominating Committee; provided that the proposed candidates are not “interested persons” of the Registrant as defined in Section 2(a)(19) of Investment Company Act of 1940 and are “independent” as defined by the applicable independence requirements of any stock exchange on which the Registrant’s shares are listed.  The Committee has determined that potential director candidates recommended by Registrant’s shareholders must satisfy the Securities and Exchange Commission’s (“SEC”) nominee requirements found in Regulation 14A of the 1934 Act.  Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant’s Secretary.

The Nominating Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board.  In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider the following criteria:  (i) the individual must not be an "interested person" of the Registrant and must be disinterested in terms of both the letter and spirit of the 1940 Act; (ii)  the individual must have  the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Registrant and to protect the interests of the Registrant’s shareholders; (iii) the candidate must have substantial expertise, experience or relationships relevant to the business of the Registrant, and/or knowledge of investments and finance (knowledge of and experience in the Asia Pacific region are desirable); (iv)  the candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of  Directors as a whole; and (v) the candidate should have the ability to attend at least four in-person regular meetings per year and to be available to participate by teleconference in meetings of the Board and periodic special meetings of the Registrant which may be called upon short notice.  The candidate should be willing and able to travel to Asia to meet with portfolio management teams.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1)	Code of Ethics.
(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2a under the 1940 Act are attached hereto as an exhibit.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By:   /s/ Yutaka Itabashi
Yutaka Itabashi, President
(Principal Executive Officer)

Date:  12/23/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Yutaka Itabashi
Yutaka Itabashi, President
(Principal Executive Officer)

Date:  12/23/2013

By:  /s/ Amy J. Marose
Amy J. Marose, Treasurer
(Principal Financial Officer)

Date:  12/23/2013